UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2004

SINA Corporation

(Exact name of Registrant as specified in Charter)

Cayman Islands	000-30698	52-2236363
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Room 1802, United Plaza
1468 Nan Jing Road West
Shanghai 200040, China
(Address of Principal Executive Offices) (Zip code)

(86-21) 6289 5678
(Registrant’s telephone number, including area code)

Item 2. Acquisition or Disposition of Assets.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 2.1
EXHIBIT 2.2
EXHIBIT 2.3
EXHIBIT 99.1

Item 2. Acquisition or Disposition of Assets.

     On Wednesday, March 24, 2004, SINA Corporation (“SINA”) completed its acquisition of Crillion Corp., a corporation organized under the laws of the British Virgin Islands (“Crillion”) pursuant to a Stock Purchase Agreement dated February 24, 2004 (the “Purchase Agreement”) by and among SINA, Crillion, and Darpin Holdings Ltd., Malando Inc., Kalin Enterprises Inc., Top Ace Assets Ltd., Golden Crown Assets Corp., Penligon Enterprises Holdings Corp., Regal Bond Assets Inc., Greenmore Assets Holdings Corp., and Unico Ventures Holdings Ltd. (the “Crillion Sellers”) and the holders (the “Founders”) of the outstanding registered capital of Shenzhen Wang Xing Technology Co., Ltd., a limited liability company organized and existing under the laws of the PRC (“Wang Xing”). The Purchase Agreement has been amended pursuant to an Amendment Agreement dated March 23, 2004 among SINA, Crillion, the Crillion Sellers and the Founders. Crillion is engaged in the business (the “Crillion Business”) of providing value-added mobile data services (including mobile short messaging services) in the People’s Republic of China (“PRC”). Pursuant to the Purchase Agreement, SINA purchased all of the shares of Common Stock of Crillion (the “Purchase”).

     In addition, on Wednesday, March 24, 2004, the Founders sold all of the subscribed and contributed registered capital of Wang Xing to Yan Yuanchao, Ling Huai, Wang Jie, Ling Danhong, and Chen Tong (the “Transferees”) pursuant to an Equity Transfer Agreement dated February 24, 2004 (the “Transfer Agreement”) among the Founders, Wang Xing and the Transferees (the “Equity Transfer”). The Transferees are non-executive employees of Sina. Crillion has conducted its business in the PRC through Feike Networking Technology Development (Shenzhen) Co., Ltd., a wholly foreign-owned enterprise established by Crillion, and Wang Xing.

     As a result of the Purchase, Crillion became a wholly-owned subsidiary of SINA. As a result of the Equity Transfer, all of the registered capital of Wang Xing is held by the Transferees.

     In connection with the Purchase, SINA paid to the Crillion Sellers an aggregate of $8,691,056 in cash and 195,593 ordinary shares of SINA, par value $0.133 per share. In addition, SINA will pay to the Crillion Sellers (i) an additional payment of 1.5 to 2 times that amount (the “2004 Reference Income”) equal to ninety percent (90%) of the pre-tax income of Crillion and its subsidiaries for the fiscal year ending December 31, 2004 generated solely from the Crillion Business and received directly from PRC mobile communications operators if the 2004 Reference Income is at least $6,000,000 and (ii) an additional payment of 1.5 to 2 times that amount (the “2005 Reference Income”) equal to ninety percent (90%) of the pre-tax income of Crillion and its subsidiaries for the fiscal year ending December 31, 2005 generated solely from the Crillion Business and received directly from PRC mobile communications operators if the 2005 Reference Income is at least $12,000,000 (each an “Additional Payment”). Each Additional Payment, if any, will be paid in cash equal to 60% of such payment and the issuance of a number of ordinary shares of SINA equal to 40% of such payment divided by $40.90. The aggregate amounts paid by SINA pursuant to the Purchase Agreement (assuming for this purpose that ordinary shares issued pursuant to the Purchase Agreement have a value of $40.90 per share)

will not exceed $125,000,000. Crillion was valued based on its current fair market value as determined by arms-length negotiations among the parties. The source of the funds to be paid by SINA under the Purchase Agreement will be SINA’s cash.

     In connection with the Equity Transfer, the Transferees paid to the Founders RMB10,000,000. Wang Xing was valued based on its current fair market value as determined by arms-length negotiations among the parties. The source of the funds to be paid by the Transferees under the Transfer Agreement will be SINA’s cash, made as loans to the Transferees.

     The foregoing descriptions of the Purchase and the Equity Transfer do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement, as amended, and the Transfer Agreement filed as exhibits hereto.

     Please see the full text of SINA’s press release, filed as Exhibit 99.1 hereto, which is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial Statements of Businesses Acquired.

     The Financial Statements required to be filed pursuant to Item 7(a) of Form 8-K will be filed on a Form 8-K/A as soon as practicable, but in no event later than 60 days after the date this Form 8-K is required to be filed.

     (b) Pro Forma Financial Information.

     The pro forma financial information required to be filed pursuant to Item 7(b) of Form 8-K will be filed on a Form 8-K/A as soon as practicable, but in no event later than 60 days after the date this Form 8-K is required to be filed.

     (c) Exhibits.

2.1	Stock Purchase Agreement dated February 24, 2004, among SINA, Crillion, the shareholders of Crillion listed on Part I of Exhibit A of the Stock Purchase Agreement and the individuals listed on Part II of Exhibit A of the Stock Purchase Agreement.
2.2	Amendment Agreement dated March 23, 2004, among SINA, Crillion, the shareholders of Crillion listed on Part I of Exhibit A of the Stock Purchase Agreement and the individuals listed on Part II of Exhibit A of the Stock Purchase Agreement.
2.3	Equity Transfer Agreement dated February 24, 2004, among the individuals listed on Schedule A attached to the Equity Transfer Agreement, Shenzhen Wang Xing Technology Co., Ltd., a limited liability company organized and existing under the laws of the People’s Republic of China, and the individuals listed on Schedule B attached to the Equity Transfer Agreement.
99.1	Press Release Issued by SINA Corporation on March 25, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINA CORPORATION
(Registrant)

Date: April 7, 2004	By:	/s/ Charles Chao

Charles Chao
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description
2.1	Stock Purchase Agreement dated February 24, 2004, among SINA, Crillion, the shareholders of Crillion listed on Part I of Exhibit A of the Stock Purchase Agreement and the individuals listed on Part II of Exhibit A of the Stock Purchase Agreement.
2.2	Amendment Agreement dated March 23, 2004, among SINA, Crillion, the shareholders of Crillion listed on Part I of Exhibit A of the Stock Purchase Agreement and the individuals listed on Part II of Exhibit A of the Stock Purchase Agreement.
2.3	Equity Transfer Agreement dated February 24, 2004, among the individuals listed on Schedule A attached to the Equity Transfer Agreement, Shenzhen Wang Xing Technology Co., Ltd., a limited liability company organized and existing under the laws of the People’s Republic of China, and the individuals listed on Schedule B attached to the Equity Transfer Agreement.
99.1	Press Release Issued by SINA Corporation on March 25, 2004.